Exhibit 10.1
FOURTH AMENDMENT TO TERMINAL SERVICES AGREEMENT

This Fourth Amendment to Terminal Services Agreement (this "Amendment") is dated as of July 31, 2021 (the “Amendment Date”), by and between, with respect to each respective Terminal set forth on Schedule I, the party identified as "Customer" with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a "Customer"), and the party identified as "Terminal Owner" with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a "Terminal Owner").

RECITALS

WHEREAS, on November 1, 2020, the Parties entered into that certain Terminal Services Agreement, subsequently amended on April 30, 2021, May 30, 2021 and June 30, 2021 (collectively, the “Agreement”), pursuant to which the Parties agreed that Terminal Owner would operate the Terminal or otherwise provide certain terminal services for Customer at the respective Terminal;

WHEREAS, pursuant to that certain Suspension Notice dated August 1, 2020, that part of the Agreement relating to the Gallup Terminal is terminated effective as of August 1, 2021, and the Parties desire to amend the Agreement accordingly;

WHEREAS, the Parties desire to amend the Agreement to add butane blending and ethanol excess volume value capture related-services as part of the Services to be provided by Terminal Owner to Customer; and

WHEREAS, the Parties desire to amend the Agreement to update the Initial Term, Base Throughput Fee, Minimum Terminal Volume Commitment and make other conforming changes to Agreement with respect to certain Terminals.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the Parties hereby agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined or redefined in this Amendment have the meanings assigned to them in the Agreement.
2.Amendment. The Agreement is amended as follows:
(a)    The following is hereby added as Section 3.6(c):
“(c)    Butane Blending. Customer may direct Terminal Owner to blend butane into Products as a part of the Services hereunder. Subject to Section 3.6(b), Terminal Owner shall provide or cause to be provided at each applicable Terminal such Services utilizing the Blending Equipment necessary to blend butane into Products. Customer shall be responsible for providing all of the butane that it desires to be blended with Products at a Terminal. Terminal Owner shall blend butane into the Products as directed by Customer. Fees for butane blending-related Services performed at each Terminal are set forth in Schedule 5 .1.”

(b)    Section 4.1(a) is hereby deleted in its entirety and replaced with the following:
“(a)     Commitment. During each Month, Customer shall tender the respective volumes of Products identified by Month for each Terminal in Schedule 5.1 (each a "Minimum Terminal Volume Commitment") for redelivery (including transshipments but excluding Transmix and EV) at each Terminal.”
(c)    Section 5.1(a) is hereby deleted in its entirety and replaced with the following:

“(a)     Base Throughput Fee. The base throughput fee for each corresponding Terminal set forth on Schedule 5.1 (each a "Base Throughput Fee") shall apply to actual volumes of Customer's Products (excluding Transmix and EV) redelivered. The Base Throughput Fee shall be charged on a per Barrel basis measured at the redelivery point and is inclusive of all Services, except storage at the Terminals.”
(d)    The following is hereby added as Section 5.1(d):
“(d)    Butane Blending. The fees for butane blending Services provided by Terminal Owner to Customer or its designated customers hereunder shall be calculated and charged as set forth on Schedule 5.1.”
(e)    The following is hereby added as Section 5.1(e):
“(e)    Ethanol Excess Volume Value Capture. The fees for Services provided by Terminal Owner related to Ethanol Excess Volume Value Capture will be calculated and charged as set forth on Schedule 5.1.”
(f)    The following definitions are hereby added to Schedule 1.1:
“Ethanol Excess Volume Value Capture” has the meaning set forth in Schedule 5.1.
“EV” has the meaning set forth in Schedule 5.1.
(g)    Schedule 1.1(A) is hereby deleted in its entirety and replaced with the Schedule 1.1(A) attached hereto.
(h)    Schedule I is hereby deleted in its entirety and replaced with the Schedule I attached hereto.
(i)    Effective August 1, 2021, Schedule 5.1 is hereby deleted in its entirety and replaced with the Schedule 5.1 attached hereto.
(j)    Schedule 5.1(c) is hereby deleted in its entirety and replaced with the Schedule 5.1(c) attached hereto.

(k)    Schedule 5.3 is hereby deleted in its entirety and replaced with the Schedule 5.3 attached hereto.
(l)    Schedule 7.1 is hereby deleted in its entirety and replaced with the Schedule 7.1 attached hereto.
(m)    All references to the Gallup Terminal and Customer’s Gallup, New Mexico refinery are hereby deleted in their entirety from Section 3.16(a), Schedule 3.5(a), and Schedule 14.1.

3.Amendment and Agreement Effective. Unless otherwise specified in Section 2 of this Amendment, the terms and conditions modified by this Amendment are effective as of the Amendment Date and are not retroactive to the effective date of the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement will remain in full force and effect, will not be considered otherwise amended or modified and are hereby ratified and confirmed in all respects.

4.Electronic Signatures. Customer and Terminal Owner acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to be effective as of the Amendment Date.
As to the following Terminals:
Albuquerque
Bloomfield
El Paso

Customer:		Terminal Owner:

Western Refining Company LLC (formerly known as Western Refining Company L.P.)		Western Refining Terminals LLC

By:	/s/ Brian K. Partee	By:	/s/ T. J. Aydt

Name:	Brian K. Partee	Name:	T. J. Aydt

Title:	SVP - Global Clean Products	Title:	CCO/EVP

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement to be effective as of the Amendment Date.

As to the following Terminal:
Gallup

Customer:		Terminal Owner:

Western Refining Southwest LLC (formerly known as Western Refining Southwest, Inc.)		Western Refining Terminals LLC

By:	/s/ Brian K. Partee	By:	/s/ T. J. Aydt

Name:	Brian K. Partee	Name:	T. J. Aydt

Title:	SVP - Global Clean Products	Title:	CCO/EVP

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to be effective as of the Amendment Date.

As to the following Terminal:
St. Paul Park

Customer:		Terminal Owner:

St. Paul Park Refining Co. LLC		Western Refining Terminals LLC

By:	/s/ Brian K. Partee	By:	/s/ T. J. Aydt

Name:	Brian K. Partee	Name:	T. J. Aydt

Title:	SVP - Global Clean Products	Title:	CCO/EVP

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to be effective as of the Amendment Date.
As to the following Terminals:
Anacortes
Boise
Burley
Carson
Colton
Hynes
Mandan
Pasco
Pocatello
Salt Lake City
San Diego
Stockton
Vancouver
Vinvale
Wilmington

Customer:		Terminal Owner:

Tesoro Refining & Marketing Company LLC		Tesoro Logistics Operations LLC

By:	/s/ Brian K. Partee	By:	/s/ T. J. Aydt

Name:	Brian K. Partee	Name:	T. J. Aydt

Title:	SVP - Global Clean Products	Title:	CCO/EVP

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anchorage Ocean Dock Nikiski
Fairbanks
Anchorage T2

Customer:		Terminal Owner:

Tesoro Alaska Company LLC		Tesoro Logistics Operations LLC

By:	/s/ Brian K. Partee	By:	/s/ T. J. Aydt

Name:	Brian K. Partee	Name:	T. J. Aydt

Title:	SVP - Global Clean Products	Title:	CCO/EVP

Tesoro Alaska Terminals LLC

		By:	/s/ T. J. Aydt

		Name:	T. J. Aydt

		Title:	CCO/EVP